Exhibit 99.1

POWERSMART HOLDINGS LIMITED

UNAUDITED CONDENSED CONSOLIDATED FINANCIAL STATEMENTS

AS OF THE THREE MONTH PERIOD ENDED MARCH 31, 2007

POWERSMART HOLDINGS LIMITED

UNAUDITED CONDENSED CONSOLIDATED FINANCIAL STATEMENTS

AS OF THE THREE MONTH PERIOD ENDED MARCH 31, 2007

Index to condensed consolidated financial statements

Page
Condensed Consolidated Balance Sheets as of March 31, 2007 and December 31, 2006	F-2
Condensed Consolidated Statements of Income and Comprehensive Income for the Three-Month periods ended March 31, 2007 and 2006	F-3
Condensed Consolidated Statements of Cash Flows for the Three-Month periods ended March 31, 2007 and 2006	F-4
Notes to Condensed Consolidated Financial Statements	F5-21

POWERSMART HOLDINGS LIMITED

CONDENSED CONSOLIDATED BALANCE SHEETS
AS OF MARCH 31, 2007 AND DECEMBER 31, 2006

(Stated in US Dollars)

	March 31	December 31
	2007	2006
	(unaudited)	(audited)
ASSETS
Current assets:
Cash and cash equivalents	$2,094,923	$426,099
Restricted cash	3,885,000	192,300
Trade receivables	14,853,790	14,103,129
Bills receivable	1,551,839	238,452
Other receivables and prepayments	1,577,835	758,121
Advances to staff	900,887	964,308
Inventories	6,629,734	6,416,703
Deferred tax assets	68,806	13,561
Total current assets	31,562,814	23,112,673

Intangible asset- unpatented technology	322,826	319,753
Property, plant and equipment, net	6,718,512	6,640,189
Land use right	876,305	871,738

Total assets	$39,480,457	$30,944,353

LIABILITIES AND STOCKHOLDERS’ EQUITY

Current liabilities:
Trade payables	$5,198,015	$4,661,178
Bills payable	3,885,000	192,300
Other payables and accrued expenses	2,871,161	3,164,381
Income tax payable	252,687	217
Non-interest-bearing loans	1,328,990	1,698,846
Secured short-term bank loans	5,180,000	1,923,000
Deferred tax liabilities	-	12,967

Total current liabilities	18,715,853	11,652,889

Minority interests	157,547	142,782

Stockholders’ equity:
Common stock: par value $1 per share Authorized 50,000 shares in 2007 and 2006; issued and outstanding 100 shares in 2007 and 2006	100	100
Additional paid-in capital	6,050,014	6,050,014
Statutory and other reserves	6,212,239	6,212,239
Accumulated other comprehensive income	1,068,156	867,757
Retained earnings	7,276,548	6,018,572

Total stockholders’ equity	20,607,057	19,148,682

Total liabilities and stockholders’ equity	$39,480,457	$30,944,353

See accompanying notes to condensed consolidated financial statements

POWERSMART HOLDINGS LIMITED

CONDENSED CONSOLIDATED STATEMENTS OF INCOME AND COMPREHENSIVE INCOME
FOR THE THREE MONTHS ENDED MARCH 31, 2007 AND 2006

(Stated in US Dollars)

	Three Months Ended March 31
	2007	2006
	(unaudited)	(unaudited)

Sales	$8,520,142	$5,030,181

Cost of goods sold	5,163,458	3,115,330
Gross profit	3,356,684	1,914,851

Operating expenses
General and administrative expenses	591,722	356,854
Amortization and depreciation	52,072	31,502
Selling expenses	1,187,866	718,330
Total operating expenses	1,831,660	1,106,686

Net operating income	1,525,024	808,165

Other income (expenses)
Government grant income	71,214	-
Interest income	2,089	1,262
Other income	2,428	96
Finance costs	(143,246)	(37,866)
Total other (expenses)	(67,515)	(36,508)

Income before income taxes and minority interests	1,457,509	771,657

Income taxes	(184,768)	(9,724)

Income before minority interests	1,272,741	761,933

Minority interests	(14,765)	(5,054)

Net income	$1,257,976	$756,879

Other comprehensive income Foreign currency translation adjustments	200,399	83,304
Total comprehensive income	$1,458,375	$840,183

Earnings per share: basic and diluted	$12,580	$7,569

Weighted average number of shares outstanding	100	100

See accompanying notes to condensed consolidated financial statements

POWERSMART HOLDINGS LIMITED

CONDENSED CONSOLIDATED STATEMENTS OF CASH FLOWS
FOR THE THREE MONTHS ENDED MARCH 31, 2007 AND 2006

(Stated in US Dollars)

	Three Months Ended March 31
	2007	2006
	(unaudited)	(unaudited)

Net Cash Flows (Used In) Provided By Operating Activities	$(1,047,169)	$622,505

Cash flows from investing activities
Payments to acquire intangible asset- unpatented technology	-	(307,283)
Payments to acquire and for deposit for acquisition of property, plant and equipment	(149,915)	(147,198)
Net Cash Flows Used In Investing Activities	(149,915)	(454,481)

Cash flows from financing activities
Proceeds from bank loans	3,225,250	-
Repayment of non-interest-bearing loans	(369,856)	(837,330)
Net Cash Flows Provided By (Used In) Financing Activities	2,855,394	(837,330)

Effect of foreign currency translation on cash and cash equivalents	10,514	6,073

Net increase (decrease) in cash and cash equivalents	1,668,824	(663,233)

Cash and cash equivalents - beginning of period	426,099	1,420,344

Cash and cash equivalents - end of period	$2,094,923	$757,111

Supplemental disclosure of cash flow information:
Cash paid for:
Interest expenses	$88,021	$19,682
Income taxes	$1,202	$9,437

See accompanying notes to condensed consolidated financial statements

POWERSMART HOLDINGS LIMITED

NOTES TO UNAUDITED CONDENSED CONSOLIDATED FINANCIAL STATEMENTS
FOR THE THREE MONTH PERIODS ENDED MARCH 31, 2007 AND 2006

1.

Basis of presentation

The interim condensed consolidated financial statements included herein, presented in accordance with United States generally accepted accounting principles and stated in US dollars, have been prepared by the Company, without audit, pursuant to the rules and regulations of the U. S. Securities and Exchange Commission (“SEC”). Certain information and footnote disclosures normally included in financial statements prepared in accordance with generally accepted accounting principles have been condensed or omitted pursuant to such rules and regulations, although the Company believes that the disclosures are adequate to make the information presented not misleading. These statements reflect all adjustments, consisting of normal recurring adjustments, which, in the opinion of management, are necessary for fair presentation of the information contained therein. It is suggested that these interim condensed consolidated financial statements be read in conjunction with the financial statements of the Company for the year ended December 31, 2006 and notes thereto included in S-1 of China Minerals Technologies, Inc., (formerly known as Point Acquisition Corporation), filed on May 14, 2007.  The Company follows the same accounting policies in the preparation of interim reports.

Results of operations for the interim periods are not indicative of annual results.

POWERSMART HOLDINGS LIMITED

NOTES TO UNAUDITED CONDENSED CONSOLIDATED FINANCIAL STATEMENTS
FOR THE THREE MONTH PERIODS ENDED MARCH 31, 2007 AND 2006

2.           Corporate information and reorganization

Powersmart Holdings Limited (“Powersmart” or the “Company”) was incorporated on November 3, 2004 in the British Virgin Islands (the “BVI”) with authorized common stock of $50,000 divided into 50,000 ordinary shares of $1 each.  On November 20, 2004, 100 ordinary shares of $1 each were issued at par for cash to Mr. Shunqing Zhang who is also the sole director of the Company.  During the reporting periods, the Company acted as an investment holding company only and did not have any other activities.  Currently the Company has four subsidiaries with details as below:

Company name	Place/date of incorporation or establishment	The Company’s effective ownership interest	Common stock/ registered capital	Principal activities

Henan Gengsheng Refractories Co., Ltd. (“Refractories”)	The People’s Republic of China (“PRC”)/ December 20, 1996	100% directly held by the Company	Registered capital of $6,049,879 fully paid up with share premium of $35	Manufacturing and selling of monolithic refractory products

Henan Gengsheng High-Temperature Materials Co., Ltd. (“High-Temperature”)	PRC/ September 4, 2002	89.33% indirectly held through Refractories	Registered capital of $363,000 fully paid up	Manufacturing and selling of functional ceramic products

Smarthigh Holdings Limited (“Smarthigh”)	BVI/ November 5, 2004	100% directly held by the Company	Ordinary shares Authorized: 50,000 shares of $1 each Paid up: 100 shares of $1 each	Investment holding

ZhengZhou Duesail Fracture Proppant Co., Ltd. (“Duesail”)	PRC/ August 14, 2006	100% indirectly held through Smarthigh	Registered capital of $2,000,000 of which $934,822 paid up	Manufacturing and selling of fracture proppant products

POWERSMART HOLDINGS LIMITED

NOTES TO UNAUDITED CONDENSED CONSOLIDATED FINANCIAL STATEMENTS
FOR THE THREE MONTH PERIODS ENDED MARCH 31, 2007 AND 2006

2.

Corporate information and reorganization (cont’d)

During the reporting periods the Company and its subsidiaries underwent a series of transactions which resulted in the reorganization of the Company.  The reorganization was also a way to simplify the Company’s structure and to facilitate potential fundraising.

In the fiscal years 2004 and 2005, the companies comprising the group included Powersmart, Refractories, Gongyi Gengsheng Refractories Co., Ltd. (“Furnace”), Gongyi Sanwei Refractories Co., Ltd. (“Sanwei”), High-Temperature and Smarthigh.  Furnace was established in the PRC in July 1995 whilst Sanwei was established in the PRC in December 1985.  Both Furnace and Sanwei were principally engaged in the manufacture and sale of monolithic refractory products.

Mr. Shunqing Zhang has been the sole stockholder of both Powersmart and Smarthigh since their incorporation in November 2004.  In addition, before the reorganization as detailed in the following paragraph, Mr. Zhang was a substantial stockholder holding 91% of the registered capital each of Refractories, Furnace and Sanwei, while 9 other individuals owned the remaining 9% of these companies in equal proportion (that is each individual held 1% of each of the companies).

Since the dates of establishment, Refractories, High-Temperature, Furnace and Sanwei were all PRC domestic enterprises.  As a first step in the restructuring, the Company was formed to acquire the entire equity interests of Refractories, Furnace and Sanwei on December 3, 2004, at an aggregate consideration of $7,133,700, and these three companies became the Company’s wholly owned subsidiaries, and High-Temperature became the Company’s 89.33% indirectly owned subsidiary.  The $7,133,700 purchase price paid by the Company was funded by Mr. Zhang and was paid to the stockholders for each of the three companies, including $6,491,700 to Mr. Zhang himself and $642,000 to the other 9 shareholders.  Since the acquisition, these 9 stockholders have not held any equity interest in Refractories, Furnace and Sanwei.  Since Powersmart became the immediate holding company of Refractories, Furnace and Sanwei, they are qualified as wholly owned foreign enterprises (“WOFEs”) which are entitled to certain tax benefits (see note 7).  In addition, following the change of legal form of Refractories from a domestic enterprise to a WOFE, High-Temperature, its 89.33% owned subsidiary, also became a Sino-foreign equity joint venture.

On May 20, 2005, both Furnace and Sanwei were combined into Refractories pursuant to a combination agreement (the “Combination Agreement”). According to this Combination Agreement, all assets, liabilities, operations and resources of Furnace and Sanwei were undertaken by Refractories.  Upon the successful completion of the combination among these three companies in December 2005, Furnace and Sanwei dissolved.

POWERSMART HOLDINGS LIMITED

NOTES TO UNAUDITED CONDENSED CONSOLIDATED FINANCIAL STATEMENTS
FOR THE THREE MONTH PERIODS ENDED MARCH 31, 2007 AND 2006

2.

Corporate information and reorganization (cont’d)

In fiscal year 2006, the companies comprising the Powersmart group included Powersmart, Refractories, High-Temperature, Smarthigh and Duesail.  Duesail was established as a WOFE by Smarthigh on August 14, 2006.

The final step in the reorganization occurred on January 31, 2007, when Powersmart acquired 100% of the common stock of Smarthigh from Mr. Shunqing Zhang at nil consideration and thereafter Smarthigh became a wholly owned subsidiary of Powersmart.

Since Mr. Zhang has been and remains the controlling stockholder of Powersmart, Refractories, Furnace, Sanwei, High-Temperature, Smarthigh and Duesail, the reorganization has been accounted for as a recapitalization of Powersmart, whereby the historical financial statements and operations of Refractories, Furnace, Sanwei, High-Temperature, Smarthigh and Duesail became the historical financial statements of Powersmart, with no adjustment to the carrying value of their assets and liabilities.

In addition, the Company’s consolidated financial statements reflect the recapitalization of the stockholder’s equity as if such reorganization occurred as of the beginning of the first period presented.  As such, Powersmart’s common stock, representing issued 100 ordinary shares of $1.00 each, is deemed the issued common stock of the Company as of and since January 1, 2004.

3.

Description of business

The Company is a holding company whose primary business operations are conducted through its subsidiaries located in the Henan Province of the PRC.  Through its operating subsidiaries, the Company produces and markets a broad range of monolithic refractory, functional ceramic and fracture proppant products.

The principal raw materials used in the products are several forms of aluminum oxide, including bauxite, processed Al2O3 and calcium aluminate cement, and other materials, such as corundum, magnesia, resin and silica, which are primary sourced from suppliers located in the PRC.  The production facilities of the Company are located in the PRC’s Henan Province.

The monolithic refractory products allow steel makers and other customers to improve the productivity and longevity of their equipment and machinery.  The functional ceramic products mainly include abrasive balls and tiles, valves, electronic ceramics and structural ceramics.  The fracture proppant products are used to reach trapped pockets of

POWERSMART HOLDINGS LIMITED

NOTES TO UNAUDITED CONDENSED CONSOLIDATED FINANCIAL STATEMENTS
FOR THE THREE MONTH PERIODS ENDED MARCH 31, 2007 AND 2006

3.

Description of business (cont’d)

oil and natural gas deposits, which lead to higher productivities of oil and natural gas wells.  Due to their heat-resistant qualities and ability to function under thermal stress, they serve as components in industrial furnaces and other heavy industrial machinery.  Customers include some of the largest steel and iron producers located in approximately 25 provinces in the PRC as well as in other countries in Asia, Europe and the United States.

4.

Recently issued accounting pronouncements

FIN 48 “Accounting for Uncertainty in Income Taxes”

In July 2006, the Financial Accounting Standards Board (“FASB”) issued FIN 48 “Accounting for Uncertainty in Income Taxes”. This interpretation requires that we recognize in our financial statements, the impact of a tax position, if that position is more likely than not to be sustained on an audit, based on the technical merits of the position.  The provisions of FIN 48 are effective as of the beginning of our 2007 fiscal year, with the cumulative effect of the change in accounting principle recorded as an adjustment to opening retained earnings.  The Company has evaluated the effect of FIN 48 and there were no material effects on this financial statements in adopting FIN 48.

SFAS No. 157 “Fair Value Measurement”

In September 2006, the FASB issued SFAS No. 157 “Fair Value Measurement” (“SFAS 157”).  SFAS 157 defines fair value, establishes a framework for measuring fair value, and expands disclosures about fair value measurements.  SFAS 157 will be effective for financial statements issued for fiscal years beginning after November 15, 2007, and interim periods within those fiscal years.  Earlier application is encouraged, provided that the reporting entity has not yet issued financial statements for that fiscal year, including any financial statements for an interim period within that fiscal year.  The provisions of this statement should be applied prospectively as of the beginning of the fiscal year in which SFAS 157 is initially applied, except in some circumstances where the statement shall be applied retrospectively.  The Company is currently evaluating the effect, if any, of SFAS 157 on its financial statements.

SAB No. 108 “Considering the Effects of Prior Year Misstatements when Quantifying Misstatements in Current Year Financial Statements”

In September 2006, the SEC issued Staff Accounting Bulletin No. 108 “Considering the Effects of Prior Year Misstatements when Quantifying Misstatements in Current Year Financial Statements”. This bulletin requires companies to consider the effect of the prior

POWERSMART HOLDINGS LIMITED

NOTES TO UNAUDITED CONDENSED CONSOLIDATED FINANCIAL STATEMENTS
FOR THE THREE MONTH PERIODS ENDED MARCH 31, 2007 AND 2006

4.

Recently issued accounting pronouncements (cont’d)

year’s misstatements for past and current financials statements when determining the materiality of these misstatements, and to make appropriate adjustments to the financial statements and related disclosures accordingly. This requirement is in effect for all companies with fiscal years ending after November 15, 2006.  SAB No. 108 is effective for fiscal years ending after November 15, 2006. The Company has evaluated the effect of SAB No. 108 and there were no material effects on its financial statements in adopting SAB No. 108.

FSP EITF 00−19−2 “Accounting for Registration Payment Arrangements” –

In December 2006, the FASB issued Staff Position No. EITF 00−19−2, “Accounting for Registration Payment Arrangement.” The FASB staff position (FSP) specifies that the contingent obligation to make future payments or otherwise transfer consideration under a registration payment arrangement, whether issued as a separate agreement or included as a provision of a financial instrument or other agreement, should be separately recognized and measured in accordance with SFAS No. 5, “Accounting for Contingencies” and FASB Interpretation No. 14, Reasonable Estimation of the Amount of a Loss.  This guidance is effective for financial statements issued for fiscal years beginning after December 15, 2006.  The Company believes that its current accounting is consistent with the FSP. Accordingly, adoption of the FSP has had no effect on the Company’s consolidated financial statements.

5.

Earnings per share

During the reporting periods, the Company had no dilutive instruments.  Accordingly, the basic and diluted earnings per share are the same.

The per share data reflects the recapitalization of stockholder’s equity as if the reorganization occurred as of the beginning of the first period presented.

POWERSMART HOLDINGS LIMITED

NOTES TO UNAUDITED CONDENSED CONSOLIDATED FINANCIAL STATEMENTS
FOR THE THREE MONTH PERIODS ENDED MARCH 31, 2007 AND 2006

6.

Inventories

	March 31	December 31
	2007	2006
	(Unaudited)	(Audited)

Raw materials	$2,335,355	$2,140,608
Work-in-progress	326,995	294,650
Finished goods	3,989,132	4,002,975

	6,651,482	6,438,233
Provision for obsolete inventories	(21,748)	(21,530)

	$6,629,734	$6,416,703

7.

Intangible asset

Refractories entered into a contract with an independent third party to purchase unpatented technology for the production of mortar.  The cash consideration for this contract was $320,500.  This consideration was mutually agreed on between Refractories and such third party and this unpatented technology can be used for an unlimited period of time.

Since its acquisition, no indicator of impairment was identified and accordingly it is stated at cost.

8.            Income taxes

BVI

The Company and Smarthigh were incorporated in the BVI and, under the current laws of the BVI, are not subject to income taxes.

PRC

In the fiscal year 2004, as a domestic enterprise in the PRC, Refractories was subject to enterprise income tax at 33% (30% for national tax and 3% for local tax), of the assessable profits, as reported in the statutory financial statements prepared under China Accounting regulations.  Following the change of legal form of Refractories from a domestic enterprise to a wholly owned foreign enterprise (“WOFE”) after its acquisition by Powersmart, Refractories became subject to a preferential enterprise income tax rate at 30%.  Further, according to the PRC tax laws and regulations, Refractories being a WOFE is entitled to, starting from the first profitable year, a two-year exemption from enterprise income tax, followed by a three-year 50% reduction in its enterprise income

POWERSMART HOLDINGS LIMITED

NOTES TO UNAUDITED CONDENSED CONSOLIDATED FINANCIAL STATEMENTS
FOR THE THREE MONTH PERIODS ENDED MARCH 31, 2007 AND 2006

8.            Income taxes (cont’d)

tax rate (the “Tax Holiday”).  As such, after the application by Refractories and approval by the relevant tax authority, Refractories was exempted from enterprise income tax for the fiscal years 2005 and 2006.  For the following three fiscal years, from 2007 to 2009, Refractories will be subject to enterprise income tax at rate of 15%.

Since no applications regarding the Tax Holiday were made by Furnace and Sanwei after the change of their legal form from domestic enterprises to WOFEs, both Furnace and Sanwei were subject to enterprise income tax at 33% in both fiscal years 2004 and 2005.  However, Furnace was entitled to a special tax concession (“Tax Concession”) because it employed the required number of handicapped staff according to the relevant PRC tax rules.  In particular this Tax Concession exempted Furnace from paying enterprise income tax.  However these tax savings can only be used for future development of its production facilities or welfare matters.  Accordingly, they were set aside and stored in a special reserve which is not available for distribution.

Since High-Temperature is engaged in the advanced technology industry and has passed the inspection of the provincial high-tech item, it was granted a preferential enterprise income tax rate of 15% for two years upon the issuance of certificate by the relevant government authority.  High-Temperature has received such certificates in 2004 and 2006.  Accordingly, High-Temperature was subject to preferential tax rate of 15% for the fiscal years 2004 to 2007.

As a WOFE, Duesail is subject to a preferential enterprise income tax rate at 30% and entitled to the Tax Holiday upon application.  To date Duesail has not yet applied for the Tax Holiday because no assessable profit was generated by Duesail since its establishment in August 25, 2006.

POWERSMART HOLDINGS LIMITED

NOTES TO UNAUDITED CONDENSED CONSOLIDATED FINANCIAL STATEMENTS
FOR THE THREE MONTH PERIODS ENDED MARCH 31, 2007 AND 2006

9.

Secured short-term bank loans

				March 31,	December 31,
Banker	Loan period	Interest rate	Secured by	2007 (Unaudited)	2006 (Audited)

(1) Shanghai Pudong Development Bank[1]	2006-06-09 to 2007-06-08	4.875%	Guarantees executed by third party - Zhengzhou Jinyuan Flour Co., Ltd	$1,295,000	$1,282,000
(2) Agricultural Bank of China	2006-12-30 to 2007-12-29	7.34%	Guarantees executed by the company's sole director Zhang Shunqing and third party –Zhengzhou Dayugou Mining Bureau.	647,500	641,000
(3) China Citic Bank	2007-01-12 to 2007-07-31	7.34%	Building and land use right with carrying value of $807,797 and $150,198 respectively	1,942,500	-
(4) Agricultural Bank of China	2007-03-13 to 2008-03-12	7.34%	Guarantees executed by the company’s sole director Zhang Shunqing and third party Zhengzhou Jinyuan Flour Co., Ltd.	1,295,000	-

				$5,180,000	$1,923,000

________________________________
1 Long-Term Debt Obligations include a loan from the Shanghai Pudong Development Bank in the principal amount of $1,295,000, which the Company repaid on June 8, 2007.

As of March 31, 2007, the Company’s banking facilities are composed of the following:-

Facilities granted	Granted	Amount Utilized	Unused
Secured bank loans	$5,180,000	$5,180,000	-

POWERSMART HOLDINGS LIMITED

NOTES TO UNAUDITED CONDENSED CONSOLIDATED FINANCIAL STATEMENTS
FOR THE THREE MONTH PERIODS ENDED MARCH 31, 2007 AND 2006

10.

Related party transactions

Apart from the transactions as disclosed in note 9 (Secured short-term bank loans) to the financial statements, the Company had no material transactions carried out with related parties during the three months ended March 31, 2007.

As disclosed elsewhere in these financial statements, Mr. Shunqing Zhang is the sole director and stockholder of the Company.  As such, he is able to significantly influence the Company’s operations.

11.

Commitments and contingencies

(a)

The Company’s operations are subject to the laws and regulations in the PRC relating to the generation, storage, handling, emission, transportation and discharge of certain materials, substances and waste into the environment, and various other health and safety matters.  Governmental authorities have the power to enforce compliance with their regulations, and violators may be subject to fines, injunctions or both.  The Company must devote substantial financial resources to ensure compliance and believes that it is in substantial compliance with all the applicable laws and regulations.

The Company is currently not involved in any environmental remediation and has not accrued any amounts for environmental remediation relating to its operations.  Under existing legislation, management believes that there are no probable liabilities that will have a material adverse effect on the financial position  operating results or cash flows of the Company.

No expenditure for routine pollutant discharge fees was incurred for the three months ended March 31, 2007 and 2006.

(b)

The Company also guaranteed debts to Zhengzhou Jinyuan Flour Co., Ltd which is summarized as follows :-

	March 31 2007	December 31 2006
	(Unaudited)	(Audited)
Guarantees given by the Company	$-	$2,564,000

Management has assessed the fair value of the obligation arising from the above financial guarantees and considered it is nil for the Company.  Therefore, no obligation in respect of the above guarantees was recognized as of March 31, 2007 and December 31, 2006.

POWERSMART HOLDINGS LIMITED

NOTES TO UNAUDITED CONDENSED CONSOLIDATED FINANCIAL STATEMENTS
FOR THE THREE MONTH PERIODS ENDED MARCH 31, 2007 AND 2006

11.

Commitments and contingencies (cont’d)

(c )

Discounted bills with recourse

The Company discounted bills with recourse amounting to $1,679,874 and $3,285,539 as of March 31, 2007 and December 31, 2006, respectively.

12.

Common stock

Details are set out in note 2.  The common stock reflects the recapitalization of the Company as if the reorganization occurred as of the beginning of the first period presented.

13.

Operating Risk

Interest rate risk

Other financial assets and liabilities do not have material interest rate risk.

Credit risk

The Company is exposed to credit risk from its cash in banks and fixed deposits and bills and accounts receivable.  The credit risk on cash in banks and fixed deposits is limited because the counterparties are recognized financial institutions.  Bills and accounts receivable are subjected to credit evaluations.  An allowance has been made for estimated irrecoverable amounts which has been determined by reference to past default experience and the current economic environment.

Foreign currency risk

Most of the transactions of the Company were settled in Renminbi and U.S. dollars.  In the opinion of the directors, the Company would not have significant foreign currency risk exposure.

POWERSMART HOLDINGS LIMITED

NOTES TO UNAUDITED CONDENSED CONSOLIDATED FINANCIAL STATEMENTS
FOR THE THREE MONTH PERIODS ENDED MARCH 31, 2007 AND 2006

13.

Operating Risk (cont’d)

Company’s operations are substantially in foreign countries

Substantially all of the Company’s products are manufactured in China. The Company’s operations are subject to various political, economic, and other risks and uncertainties inherent in China. Among other risks, the Company’s operations are subject to the risks of restrictions on transfer of funds; export duties, quotas, and embargoes; domestic and international customs and tariffs; changing taxation policies; foreign exchange restrictions; and political conditions and governmental regulations.

Concentrations risk and Uncertainties

The Company has no customer constituting greater than 10% of the Company’s gross sales and there is no supplier constituting greater than 10% of the Company’s purchasing volume either.

14.        Segment Information

The Company uses the “management approach” in determining reportable operating segments.  The management approach considers the internal organization and reporting used by the Company’s chief operating decision maker for making operating decisions and assessing performance as the source for determining the Company’s reportable

POWERSMART HOLDINGS LIMITED

NOTES TO UNAUDITED CONDENSED CONSOLIDATED FINANCIAL STATEMENTS
FOR THE THREE MONTH PERIODS ENDED MARCH 31, 2007 AND 2006

14.        Segment Information (cont’d)

segments.  Management, including the chief operating decision maker, reviews operating results solely by monthly revenue of monolithic refractory products, functional ceramic products and fracture proppant products and operating results of the Company and, as such, the Company has determined that the Company has three operating segments as defined by SFAS 131, “Disclosures about Segments of an Enterprise and Related Information”: monolithic refractory products, functional ceramic products and fracture proppant products.

	Monolithic refractory products		Functional ceramic products		Fracture proppant products			Total
	Three months ended March 31		Three months ended March 31		Three months ended March 31			Three months ended March 31
	2007	2006	2007	2006	2007	2006		2007		2006
	(Unaudited)	(Unaudited)	(Unaudited)	(Unaudited)	(Unaudited)	(Unaudited)		(Unaudited)		(Unaudited)

Revenue from external customers	$7,888,257	$4,799,159	$631,885	$231,022	$-	$-		$8,520,142		$5,030,181
Segment profit (loss)	1,387,490	714,341	163,566	57,093	(93,547)	-		1,457,509		771,434

	March 31	December 31	March 31	December 31	March 31	December 31		March 31		December 31
	2007	2006	2007	2006	2007	2006		2007		2006
	(Unaudited)	(Audited)	(Unaudited)	(Audited)	(Unaudited)	(Audited)		(Unaudited)		(Audited)

Segment assets	$32,228,720	$24,276,394	$2,917,722	$2,789,710	$4,327,079	$3,871,279	*	$39,473,521	*	$30,937,383

*Cash and cash equivalents of corporate operations are $6,936 and $ 6,970 for the three months ended March 31 , 2007 and December 31 2006, respectively.

POWERSMART HOLDINGS LIMITED

NOTES TO UNAUDITED CONDENSED CONSOLIDATED FINANCIAL STATEMENTS
FOR THE THREE MONTH PERIODS ENDED MARCH 31, 2007 AND 2006

14.        Segment Information (cont’d)

Segment Information by products for the Three Months ended March 31, 2007

	Castable, coating, and dry mix materials & Low−cement and non−cement castables	Mortar	Pre−cast roofs	Ceramic plates, tubes, elbows, and rollers	Ceramic cylinders and plugs	Wearable ceramic valves	Total

Three months ended March 31, 2007 (Unaudited)
Revenue	$ 5,174,801	$283,026	$ 2,430,430	$84,857	$437,142	$109,886	$8,520,142

Three months ended March 31, 2006 (Unaudited)
Revenue	$3,267,861	$41,999	$1,489,299	$29,616	$164,638	$36,768	$5,030,181

POWERSMART HOLDINGS LIMITED

NOTES TO UNAUDITED CONDENSED CONSOLIDATED FINANCIAL STATEMENTS
FOR THE THREE MONTH PERIODS ENDED MARCH 31, 2007 AND 2006

14.        Segment Information (cont’d)

A reconciliation is provided for unallocated amounts relating to corporate operations which is not included in the segment information.

	Three Months Ended March 31
	2007	2006
	(Unaudited)	(Unaudited)

Total profit for reportable segments	$1,457,509	$771,434
Unallocated amounts relating to operations:
Interest income	-	223

Total	$1,457,509	$771,657

All of the Company’s long-lived assets are located in the PRC.  Geographic information about the revenues, which are classified based on the customers, is set out as follows:-

	Three Months Ended March 31
	2007	2006
	(Unaudited)	(Unaudited)

PRC	$7,728,854	$4,257,285
Others - Note	791,288	772,896

Total	$8,520,142	$5,030,181

Note :

They include Asia, Europe and the United States, and are not further analyzed as none of them contributed more than 10% of the total sales.

POWERSMART HOLDINGS LIMITED

NOTES TO UNAUDITED CONDENSED CONSOLIDATED FINANCIAL STATEMENTS
FOR THE THREE MONTH PERIODS ENDED MARCH 31, 2007 AND 2006

15.        Subsequent Events

On April 25, 2007, the Company completed a reverse acquisition transaction through a share exchange with China Minerals Technologies, Inc. (formerly, Point Acquisition Corporation) (“China Minerals”), whereby China Minerals issued to Shunqing Zhang, the sole shareholder of the Company, 16,887,815 shares of China Minerals’ common stock, in exchange for all (100 shares) of the issued and outstanding capital stock of the Company.  The Company thereby became a wholly owned subsidiary of China Minerals and Mr. Zhang became the controlling stockholder of China Minerals .

On April 25, 2007, China Minerals also completed a private placement pursuant to which China Minerals issued and sold 5,374,594 shares of our common stock to certain accredited investors for approximately $10 million in gross proceeds.  In connection with this private placement, China Minerals paid a fee of $488,618 to Brean Murray Carret & Co., LLC, for their services as placement agent for the private placement and issued them a warrant for the purchase of 262,032 shares of the common stock in the aggregate.  In addition, China Minerals paid $195,000 of the placement agency fee to Civilian Capital, Inc., for its services in connection with the private placement and granted to Civilian Capital, Inc. a warrant for the purchase of 112,299 shares of common stock in the aggregate.

In addition, on April 25, 2007, Mr. Zhang, as China Minerals’ controlling shareholder, entered into a make good escrow agreement with the private placement investors, pursuant to which the Mr. Zhang agreed to deposit 2,673,796 shares of our common stock owned by him into an escrow account (the “Make Good Shares”), to be held for the benefit of the investors if China Minerals does not achieve an after tax net income threshold of $8,200,000 for the fiscal year ending on December 31, 2007 and $13,500,000 for the fiscal year ending on December 31, 2008.  If the minimum after tax net income threshold for the fiscal year 2007 or for the fiscal year 2008 is not achieved, the investors will be entitled to receive in 2007 or 2008, as the case may be, that portion of the Make Good Shares, in accordance with a pre-defined formula agreed to between the investors and Mr. Zhang.  If the minimum after tax net income threshold for fiscal year 2007 or for fiscal year 2008 are achieved, that portion of the Make Good Shares will be returned to Mr. Zhang in 2007 or 2008, as the case may be.

Mr. Zhang entered into a similar make good escrow agreement with HFG International, Limited on April 25, 2007.  Under this agreement, Mr. Zhang placed 638,338 shares of our common stock in an escrow account to be released either to HFG International or to Mr. Zhang under the same terms and conditions described in the preceding paragraph.

POWERSMART HOLDINGS LIMITED

NOTES TO UNAUDITED CONDENSED CONSOLIDATED FINANCIAL STATEMENTS
FOR THE THREE MONTH PERIODS ENDED MARCH 31, 2007 AND 2006

15.        Subsequent Events (cont’d)

On June 6, 2007,  Powersmart Holdings Limited filed a certificate with the Registry of Corporate Affairs, BVI Financial Services Commission to change its name to “Gengsheng International Corporation,” effective immediately.

On June 8, 2007, the Company repaid a loan in the principal amount of $1,295,000, to the Shanghai Pudong Development Bank, which reduced its Long-Term Debt Obligations to $3,885,000.